                               PORTFOLIO DIRECTOR
                               SEPARATE ACCOUNT A


                         SUPPLEMENT ISSUED JUNE 2, 1998
                         TO PROSPECTUS DATED MAY 1, 1998


AGSPC SOCIAL AWARENESS FUND SEPARATE ACCOUNT EXPENSES FOR PARTICIPANTS

The section of the Fee Table on page 5 that reflects Separate Account Expenses is amended to include the following information for the AGSPC Social Awareness
Fund:


                                    FEE TABLE

Separate Account Expenses
(as a percentage of Separate Account net assets):


                             Mortality                 Administration           Separate Account
                           And Expense                        and                    Expense              Total   Separate
      Fund                  Risk Fee (3)             Distribution Fee (3)         Reimbursement             Account Fee
      ----                 --------------            --------------------       -----------------         -------------

AGSPC Social
  Awareness                    0.25%                         0.75%                      ---                     1.00%


(3) Reductions in the mortality and expense risk fee or administration and distribution fee may be available for plan types meeting certain criteria. See "Reduction or Waiver of Account Maintenance Fee, Surrender, Mortality and Expense Risk Fee or Administration and Distribution Fee Charges" in this prospectus.